UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22836

EnTrustPermal Hedge Strategies Fund II

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)-777-0102

Date of fiscal year end: March 31

Date of reporting period: June 30, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

ENTRUSTPERMAL HEDGE STRATEGIES FUND II

FORM N-Q

JUNE 30, 2017

Notes to Schedule of Investments (unaudited)

Investments in EnTrustPermal Hedge Strategies Portfolio, at value $25,162,053.

1. Organization and significant accounting policies

EnTrustPermal Hedge Strategies Fund II (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is a “feeder” fund in a “master feeder” structure and invests substantially all of its assets in EnTrustPermal Hedge Strategies Portfolio, a Maryland statutory trust (the “Master Fund”), in return for an interest in the Master Fund. The Master Fund is an investment company with the same investment objective and strategies, and substantially the same policies as the Fund. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for the Fund to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third party investment managers (the “Portfolio Managers”).

The Fund has the same investment objective and strategies as the Master Fund. The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund, through its investment in the Master Fund, will provide its shareholders with access, through investments in the Portfolio Funds to a broad range of investment strategies which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

(a) Investment valuation. The Fund records its investment in the Master Fund at value. The value of such investment in the Master Fund reflects the Fund’s proportionate interest (62% at June 30, 2017) in the net assets of the Master Fund.

Valuation of securities held by the Master Fund is discussed in Note 1(a) of the Master Fund’s Notes to Schedule of Investments, which are included elsewhere in this report.

2. Subsequent event

The Fund announced on May 15, 2017 that the Board of Trustees of the Fund had approved the termination and liquidation of the Fund in accordance with the Maryland Statutory Trust Act. As part of the termination and liquidation of the Fund, the Board approved (i) a Plan of Termination

Notes to Schedule of Investments (unaudited) (continued)

and Liquidation, (ii) the suspension of the sale of Broker Shares, (iii) the suspension of the dividend reinvestment plan of the Fund, (iv) the suspension of the distribution fee payable on the Broker Shares pursuant to the Shareholder Services and Distribution Plan, (v) the mandatory redemption at net asset value of Broker Shares held by shareholders other than Legg Mason, and (vi) the deregistration of the Fund as an investment company. It is anticipated that the redemption will be completed by the end of November, 2017. Shareholders will receive the net asset value of their Fund shares as of October 31, 2017 in cash pursuant to the redemption. In addition, effective immediately, the Fund will cease to purchase additional assets in pursuit of its investment objective.

Following the redemption, the Fund will terminate and Legg Mason will become the sole shareholder of the Master Fund. The Master Fund will continue to redeem its interests in the underlying hedge funds held by the Master Fund and distribute cash to Legg Mason as those interests are redeemed. Legg Mason has agreed that, to the extent it receives cash distributions in excess of the value of its remaining investment in the Fund as determined on the valuation date for the mandatory redemption of non-Legg Mason shareholders, excess proceeds will be distributed pro rata to the non-Legg Mason former shareholders of the Fund, or donated to charity if the expenses associated with a distribution would exceed the amount of the proceeds.

For taxable shareholders, liquidating distributions, including a mandatory redemption, will generally be treated as a sale of Fund shares that may result in a taxable gain or loss to shareholders for U.S. federal income tax purposes. In addition, it is expected that the Fund will distribute dividends of net income and/or net realized capital gains expected to be realized for the taxable year on or before the date of the redemption.

Tender offers previously accepted pursuant to Offers to Purchase dated December 22, 2016 and March 27, 2017 will be completed as scheduled pursuant to the terms of the applicable Offer to Purchase.

ENTRUSTPERMAL HEDGE STRATEGIES PORTFOLIO

Schedule of investments (unaudited)	June 30, 2017

	Cost		Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Axar Offshore Fund, Ltd.*(b)(d)	$2,000,000		$2,474,877	6.07%
Empyrean Capital Overseas Fund, Ltd.*(b)(d)	2,039,254		2,389,372	5.86
Fortelus Special Situations Fund, Ltd.*(e)	65,763		172,827	0.42
H Offshore Fund, Ltd.*(b)(d)	487,500		1,066,035	2.61
Palomino Fund, Ltd.*(c)	863,467		902,899	2.21
Twin Offshore, Ltd.*(a)	2,681,478		3,081,964	7.56

Total Event Driven	8,137,462		10,087,974	24.73

Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd.*(f)	7,761		2,434	0.01
Canyon Balanced Fund (Cayman), Ltd.*(b)(d)	1,604,460		2,013,595	4.94
Gracie International Credit Opportunities Fund, Ltd.*(b)	1,875,000		2,073,319	5.08
Reef Road Fund Ltd.*(c)	1,250,000		1,216,380	2.98
River Birch International, Ltd.*(b)(d)	1,577,493		1,626,992	3.99
Standard General Offshore Fund, Ltd.*(b)(d)	2,400,000		2,700,715	6.62
Stone Lion Fund, Ltd.*(f)	66,289		48,739	0.12
York Credit Opportunities Unit Trust*(b)	1,500,000		1,353,595	3.32

Total Fixed Income Hedge	10,281,003		11,035,769	27.06

Fixed Income Long - Developed Markets
LibreMax Offshore Fund, Ltd.*(b)(d)	2,182,232		2,545,147	6.24
Monarch Debt Recovery Fund, Ltd.*(c)(g)	1,350,000		1,833,163	4.50
Shenkman Energy Opportunity Fund Ltd.*(b)	1,050,000		1,366,988	3.35

Total Fixed Income Long - Developed Markets	4,582,232		5,745,298	14.09

Macro
Moore Macro Managers Fund, Ltd.*(b)	900,000		1,029,270	2.52

Total Investments in Portfolio Funds	$23,900,697	#	27,898,311	68.40

Other Assets Less Liabilities			12,887,607	31.60

Net Assets			$40,785,918	100.00%

See Notes to Schedule of Investments.

ENTRUSTPERMAL HEDGE STRATEGIES PORTFOLIO

Schedule of investments (unaudited) (cont’d)	June 30, 2017

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*	Non-income producing securities.

(a)	Redemptions permitted monthly.

(b)	Redemptions permitted quarterly.

(c)	Redemptions permitted annually.

(d)	Subject to investor level gates if a significant portion of the investment is redeemed.

(e)	EntrustPermal Hedge Strategies Portfolio’s interest in the Portfolio Fund is held in a side pocket and is redeemable only when the underlying investment is realized or converted to regular interest in the Portfolio Fund.

(f)	EnTrustPermal Hedge Strategies Portfolio’s interest in the Portfolio Fund is in liquidation. In addition to any redemption proceeds that may have already been received, EnTrustPermal Hedge Strategies Portfolio will continue to receive proceeds periodically as the Portfolio Fund is able to liquidate the underlying investments.

(g)	$277,075 of this investment is subject to a minimum lock-up period.

#	Aggregate cost for U.S. federal income tax purposes is substantially the same.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of this schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

EnTrustPermal Hedge Strategies Portfolio (the “Master Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Master Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Master Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Master Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

(a) Investment valuation. The Master Fund primarily invests in Portfolio Funds. The net asset values of Portfolio Funds (“Underlying NAV”) are generally not readily available from pricing vendors, nor are they calculable independently by EnTrustPermal Management LLC (“EnTrustPermal”), the Master Fund’s sub-adviser, or the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Master Fund, under the direction of the Valuation Committee and recommendations from EnTrustPermal, fair values the Master Fund’s interests in the Portfolio Funds as of each date upon which the Master Fund calculates its net asset value (“NAV Date”). The Master Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent Underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Master Fund on a timely basis, the Master Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as any other relevant information available at the NAV Date. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. In the event the Underlying NAV is not as of the NAV Date, EnTrustPermal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Master Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Notes to Schedule of Investments (unaudited) (continued)

Prior to investing in any Portfolio Fund, EnTrustPermal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value consistent with U.S. GAAP.

The Board of Trustees (the “Board”) is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Master Fund’s pricing policies, and reporting to the Board.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Master Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Master Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At June 30, 2017, $172,827 or 0.4% of the Master Fund’s net assets was invested in a side pocket maintained by a Portfolio Fund.

As a general matter, the fair value of the Master Fund’s investment in a Portfolio Fund represents the amount that the Master Fund can reasonably expect to receive if the Master Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. The Portfolio Funds generally require advance notice of an investor’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value in accordance with U.S. GAAP. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Master Fund considers whether an adjustment should be made to an Underlying NAV when the Underlying NAV does not represent fair value consistent with U.S. GAAP or when it is probable that the Master Fund will sell a portion of the Portfolio Fund at an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of June 30, 2017.

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Master Fund as of June 30, 2017. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect their liquidity. The Master Fund had no unfunded capital commitments as of June 30, 2017.

Notes to Schedule of Investments (unaudited) (continued)

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have quarterly to annual liquidity, and are generally subject to a 60 to 90 day notice period. A Portfolio Fund representing approximately 9% in this strategy has a greater than quarterly redemption period. A portion of a Portfolio Fund representing approximately 2% in this strategy has redemptions subject to a minimum lock-up period. Portfolio Funds representing less than 1% in this strategy are in liquidation. Portfolio Funds representing approximately 53% in this strategy have gated redemptions at the investor account level and limit investors’ ability to redeem their full holdings at any redemption date. The remaining approximately 36% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date or within near term.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on a company’s board of trustees to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within

Notes to Schedule of Investments (unaudited) (continued)

this strategy have monthly to annual liquidity, and are generally subject to 45 to 90 day notice period. A Portfolio Fund representing approximately 9% in this strategy has a greater than quarterly redemption period. A Portfolio Fund representing approximately 2% in this strategy is classified as a side pocket investment. Portfolio Funds representing approximately 59% in this strategy have gated redemptions at the investor account level and limit investors’ ability to redeem their full holdings at any redemption date. The remaining approximately 30% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date or within near term.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. The Portfolio Fund within this strategy has quarterly liquidity, and is subject to 60 day notice period. The Portfolio Fund in this strategy can be redeemed with no restrictions as of the measurement date or within near term.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At June 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes were as follows:

Gross unrealized appreciation	$4,200,516
Gross unrealized depreciation	(202,902)

Net unrealized appreciation	$3,997,614

3. Subsequent event

On May 15, 2017, the Master Fund’s two feeder funds, EnTrustPermal Hedge Strategies Fund I and EnTrustPermal Hedge Strategies Fund II (the “Feeder Funds”), announced that the Board of Trustees of each Feeder Fund had approved the termination and liquidation of the Feeder Funds in accordance with the Maryland Statutory Trust Act. As part of the termination and liquidation of each Feeder Fund, the Board approved the mandatory redemption at net asset value of Feeder Fund shares held by shareholders other than Legg Mason. It is anticipated that the redemption will be completed by the end of November, 2017. The Feeder Funds and the Master Fund will each cease to purchase additional assets in pursuit of its investment objective.

Following the redemption, each Feeder Fund will terminate and Legg Mason will become the sole shareholder of the Master Fund. The Master Fund will continue to redeem its interests in the underlying hedge funds held by the Master Fund and distribute cash to Legg Mason as those interests are redeemed. In addition, the Master Fund will seek to deregister as an investment company following the redemption.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EnTrustPermal Hedge Strategies Fund II

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: August 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: August 22, 2017

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: August 22, 2017